UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2023

FOCUS IMPACT ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Park Avenue Ste 911
New York, NY	10177
(Address of principal executive offices)	(Zip Code)

(212) 213-0243
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	FIACU	The Nasdaq Stock Market LLC

Shares of Class A common stock included as part of the units	FIAC	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	FIACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 5, 2023, Focus Impact Acquisition Corp. (“FIAC”) filed a definitive proxy statement (the “Extension Proxy Statement”) in connection with a special meeting of stockholders to be held on April 24, 2023, to consider and act upon a proposal to extend the date by which FIAC has to consummate a business combination (the “Termination Date”) from May 1, 2023 to August 1, 2023 (the “Charter Extension Date”) and to allow FIAC, without the need for another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to nine times, by an additional one month each time, after the Charter Extension Date, by resolution of FIAC’s board of directors (the “Board”), if requested by Focus Impact Sponsor, LLC, a Delaware limited liability company (the “Sponsor”). The Extension Proxy Statement was mailed to FIAC’s stockholders of record as of March 23, 2023. Stockholders may obtain a copy of the Extension Proxy Statement at the SEC’s website (www.sec.gov).

As set forth in the Extension Proxy Statement, the deadline by which FIAC public stockholders had to complete the procedures for electing to redeem their Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), was 5:00 p.m., Eastern Time, on April 20, 2023 (“Redemption Deadline”). The initial number of shares tendered for redemption prior to the Redemption Deadline was 18,672,328. The deadline for stockholders to withdraw previously submitted redemption requests is April 24, 2023, prior to 10:00 a.m., Eastern Time, subject to approval by the board of directors of FIAC.

Stockholders may make such request by contacting our transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail: mzimkind@continentalstock.com).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2023

FOCUS IMPACT ACQUISITION CORP.

	By:	/s/ Carl Stanton
	Name:	Carl Stanton
	Title:	Chief Executive Officer